Supplement dated December 5, 2022
to the Thrivent Series Fund, Inc. Prospectus, Summary Prospectuses and Statement of Additional Information, each dated April 30, 2022, for the following funds (each, a "Portfolio," and collectively, the "Portfolios")
Thrivent International Allocation Portfolio
Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Real Estate Securities Portfolio
1.The following change will be effective December 15, 2022:
Thrivent Real Estate Securities Portfolio. Brian W. Bomgren, CQF, Noah J. Monsen, CFA and Sharon Wang, CFA, FRM will be named as portfolio managers for the Portfolio. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Portfolio Manager. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Ms. Wang has been with Thrivent Financial since 2017 and is currently a Senior Portfolio Manager. Reginald L. Pfeifer, CFA will no longer be a portfolio manager for the Portfolio due to his retirement.
2.The following changes will be effective April 30, 2023:
Thrivent International Allocation Portfolio. Goldman Sachs Asset Management, L.P. (“GSAM”) will no longer serve as a subadviser to the Portfolio. The Adviser currently manages a portion of the Portfolio and will manage the portion currently managed by GSAM. As a result, all references in the prospectus, summary prospectus and Statement of Additional Information to GSAM will be deleted.
Jing Wang, CFA and Nick Cai, CFA, FRM, CAIA have been named as portfolio managers for the Portfolio. Mr. Wang is a Senior Portfolio Manager and has been with Thrivent Financial since 2019. Mr. Cai is a Senior Portfolio Manager and has been with Thrivent Financial since 2021. Noah J. Monsen, CFA and Brian W. Bomgren, CQF will continue to serve as portfolio managers for the Portfolio.
Thrivent Partner Emerging Markets Equity Portfolio. Aberdeen Asset Managers Limited (“AAML”) will no longer serve as a subadviser to the Portfolio, which will be managed by the Adviser. As a result, all references in the prospectus, summary prospectus and Statement of Additional Information to AAML will be deleted. The Portfolio will change its name to Thrivent Emerging Markets Equity Portfolio.
Noah J. Monsen, CFA, Jing Wang, CFA and Nick Cai, CFA, FRM, CAIA have been named as portfolio managers for the Portfolio. Mr. Monsen is a Senior Portfolio Manager and has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Wang is a Senior Portfolio Manager and has been with Thrivent Financial since 2019. Mr. Cai is a Senior Portfolio Manager and has been with Thrivent since 2021.
Thrivent Partner Healthcare Portfolio. BlackRock Investment Management, LLC (“BIM”) will no longer serve as a subadviser to the Portfolio, which will be managed by the Adviser. As a result, all references in the prospectus, summary prospectus and Statement of Additional Information to BIM will be deleted. The Portfolio will change its name to Thrivent Healthcare Portfolio.
David E. Heupel, CFA has been named as portfolio manager for the Portfolio. Mr. Heupel will transition from his current role as a Senior Research Analyst covering the healthcare industry to a Senior Portfolio Manager. He has been with Thrivent Financial since 2001.
Please include this Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information.
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